Exhibit 32

CERTIFICATION

          The undersigned certify pursuant to 18 U.S.C. § 1350, that:

(1) The accompanying Annual Report on Form 10-K for the period ended September 30, 2006, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the accompanying Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 8, 2006	/s/ William P. Murnane

President and Chief Executive Officer

Date: December 8, 2006	/s/ Douglas W. Keller

Principal Financial Officer